SUPPLEMENT TO THE PROSPECTUSES

                        CREDIT SUISSE SELECT EQUITY FUND
           CREDIT SUISSE INSTITUTIONAL FUND - SELECT EQUITY PORTFOLIO


The following information supersedes certain information in the funds' Prospectuses.

     The Credit Suisse Large Cap Core Team is now responsible for the day-to-day management of the fund. The team currently consists of D. Susan Everly, Sarah J. Dyer, Margaret D. Miller, Hugh M. Neuburger, William D. Butler and Luisa A. Michel (see biographies below). Effective on or about September 1, 2004, D. Susan Everly will no longer be a member of the team. Sheryl M. Hempel no longer serves as Co-Portfolio Manager of the fund.

     Team Member Biographies

     HUGH M. NEUBURGER, Managing Director, is a portfolio manager responsible for U.S. Large Capitalization Core Equity portfolios. He joined DLJ Asset Management (AMG), where he served in a similar capacity, in 1995, and came to CSAM in 2000 when AMG merged its business into that of CSAM. Previously, Mr. Neuburger was a founder and Managing Director of Matrix Capital Management; a Director in the pension asset management group of Prudential Insurance Company; and an assistant professor of business at the Columbia University Graduate School of Business. He holds B.A., M.A. and Ph.D. degrees in history from the University of Chicago, as well as an M.A. in economics from the University of Illinois. Mr. Neuburger has published extensively, most recently having co-authored New Methods in Financial Modeling, and is a past president of the Society of Quantitative Analysts.

     WILLIAM D. BUTLER, CFA, Vice President, is a portfolio manager for U.S. Large Capitalization Core Equity portfolios. He joined AMG, where he served in a similar capacity, in 1998, and came to CSAM in 2000 when AMG merged its business into that of CSAM. Previously, Mr. Butler was a senior consultant at BARRA Inc., advising institutional money managers on equity risk management, performance attribution and portfolio construction; an Associate Director in institutional fixed income sales and trading with Mabon Securities; and an Assistant Vice President in mortgage finance at Citibank. He began his career at Dow Chemical in marketing for the company's consumer products businesses. Mr. Butler holds a B.A. in economics from the University of Notre Dame and an M.B.A. in finance from the University of Chicago Graduate School of Business. He is a member of the Society of Quantitative Analysts.

     LUISA A. MICHEL, CFA, Vice President, is a portfolio manager for U.S. Large Capitalization Core Equity portfolios. She joined AMG, where she served in a similar capacity, in 1998, and came to CSAM in 2000 when AMG merged its business into that of CSAM. Previously, she was a senior international credit analyst at Merrill Lynch focusing on Latin America, and a lending officer at Manufacturers Hanover Trust Company. Ms. Michel holds a B.A. in French and economics from Columbia College and an M.B.A. in finance and accounting from Columbia University Graduate School of Business. She is fluent in Spanish and conversant in French.

Dated: July 9, 2004                                                   16-0704
                                                                      for
                                                                      WPFOC
                                                                      CSFOC
                                                                      CSISC
                                                                      2004-029